Exhibit 99.1

                             EVEREST RE GROUP, LTD.
                  c/o ABG Financial & Management Services, Inc.
                                  Parker House
                        Wildey Business Park, Wildey Road
                              St. Michael, Barbados
                            Telephone: (246) 228-7398



May 13, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

          Re:  Certification  pursuant  to 18 U.S.C.  ss.  1350,
               as  enacted by Section 906 of the Sarbanes-Oxley Act of 2002
               ------------------------------------------------------------

Ladies and Gentlemen:

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of Everest Re Group, Ltd., a company organized under the laws of Bermuda (the "Company"), filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. ss. 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


                                                     /s/ JOSEPH V. TARANTO
                                                     ---------------------------
                                                     Joseph V. Taranto
                                                     Chairman and Chief
                                                     Executive Officer


                                                     /s/  STEPHEN L. LIMAURO
                                                     ---------------------------
                                                     Stephen L. Limauro
                                                     Executive Vice President
                                                     and Chief Financial Officer